UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 2, 2021

UNISYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lakeview Drive, Suite 100
Blue Bell, Pennsylvania 19422

(Address of principal executive offices) (Zip Code)

(215) 986-4011
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	UIS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 2, 2021, Unisys Corporation (the "Company") issued a news release to report its financial results for the quarter ended June 30, 2021. The release is furnished as Exhibit 99.1 to this Current Report.
The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 2.02 by reference.
The information in this Current Report, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying Exhibits shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
In January 2021, the Company changed its organizational structure to more effectively address evolving client needs. With these changes, the Company changed its reportable segments as follows:
•Digital Workplace Solutions (DWS), which provides services and IP-led solutions that support clients’ employees’ productivity, satisfaction and ability to securely work anywhere, any time;
•Cloud & Infrastructure Solutions (C&I), which provides hybrid and multi-cloud solutions in select markets to accelerate innovation and increase efficiency of our clients’ businesses; and
•Enterprise Computing Solutions (ECS), which provides server systems and operating system software and services that are secure, innovative, and reliable for mission-critical processing.
As a result, the Company's segment information has been retroactively reclassified to conform with the 2021 presentation for each of the quarters ended March 31, June 30, September 30 and December 31, 2020 and year ended December 31, 2020. This change had no effect on the Company's consolidated financial statements as of December 31, 2020.
Unaudited segment information relating to such reclassified financial information is furnished as Exhibit 99.2 to this Current Report.
Item 9.01. Financial Statements and Exhibits

(d)	The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	News Release, dated August 2, 2021, of Unisys Corporation
99.2	Reclassified unaudited segment reporting information for each of the quarters ended March 31, June 30, September 30 and December 31, 2020 and year ended December 31, 2020

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release, dated August 2, 2021, of Unisys Corporation
99.2	Reclassified unaudited segment reporting information for each of the quarters ended March 31, June 30, September 30 and December 31, 2020 and year ended December 31, 2020

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

Date: August 2, 2021	By:	/s/ Michael M. Thomson
Michael M. Thomson
Executive Vice President and Chief Financial Officer